                                                                    Exhibit 99.3


          THIS AGREEMENT, dated as of the 1st day of September, 1999, is among The Neiman Marcus Group, Inc., a Delaware corporation (the "Company") and certain parties (herein individually referred to as a "Stockholder" and collectively as the "Stockholders") who are currently stockholders of Harcourt General, Inc., a Delaware corporation ("HGI") and anticipate a distribution of Class B Common Stock of the Company in accordance with the Amended and Restated Distribution Agreement between HGI and the Company dated July 1, 1999 (as amended, supplemented or otherwise modified from time to time, the "Distribution Agreement") and who, by executing this instrument, or a supplemental instrument, elect to become parties hereto and to subject the shares of Class B Common Stock identified herein (or in such supplemental instrument) to the terms and provisions hereof.

                                   WITNESSETH:

          The following sets forth the background of this Agreement:

          A. The Company's authorized capital stock consists of 200,000,000 shares, 150,000,000 of which are common stock, par value $.01 per share (the "Common Stock") and 50,000,000 of which are preferred stock, par value $.01 per share ("Preferred Stock"). As of the date hereof, 49,039,068 shares of Common Stock and no shares of Preferred Stock are issued and outstanding.

          B. The Company, subject to stockholder approval, intends to, among other things, effect a recapitalization of its common stock to create two classes of common stock, the Class A Common Stock, par value $.01 per share ("Class A Common Stock") and the Class B Common Stock, par value $.01 per share ("Class B Common Stock"), while maintaining its Preferred Stock. 21,440,960 shares of Common Stock owned by HGI will be converted into 21,440,960 fully paid shares of Class B Common Stock. HGI's shares of Class B Common Stock will be distributed in a tax-free spinoff transaction (the "Distribution") to HGI's common stockholders, including the Stockholders. The date as of which the distribution of Class B Common Stock is effective to vest ownership thereof in distributees is the "Distribution Date" for purposes of this Agreement.

          C. By reason of the Distribution, the Stockholders will on the Distribution Date be the holders of approximately 28% of the Class B Common Stock which will generally have the same rights and privileges as the Class A Common Stock except that the Class B Common Stock will be entitled to elect at least 82% of the members of the board of directors of the Company.

          D. In the Distribution Agreement, HGI has agreed to use its commercially reasonable best efforts to procure the agreement of each of the Stockholders that, for a period of 180 days from the Distribution Date, each Stockholder shall not transfer any of the shares of

Class B Common Stock distributed to such Stockholder on the Distribution Date ("Restricted Stock") other than, in accordance with the terms of this Agreement, to any other Stockholder or any other person to whom such Stockholder would be permitted to transfer shares of Class B Stock of HGI in accordance with the HGI Restated Certificate of Incorporation (including for bona fide estate planning or charitable purposes); provided, however, that such Stockholder shall be permitted to transfer shares of Restricted Stock pursuant to a bona fide tender offer, exchange offer, merger, consolidation or similar transaction in which the opportunity to transfer shares is made available on the same basis to all holders of Class B Common Stock. Annexed hereto, made a part hereof and hereby incorporated herein by reference is a Schedule of Stockholders (the "Schedule") which sets forth the Restricted Stock which it is anticipated will be owned by each of the Stockholders on the Distribution Date.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby severally acknowledged, the parties hereto agree as follows:

          1. Each Stockholder agrees that he, she or it shall not sell, assign, encumber, hypothecate, pledge, transfer or otherwise dispose of or alienate in any way (any such disposition being herein referred to as a "Transfer" or, collectively, the "Transfers") all or any part of the Restricted Stock (or any interest therein) owned or controlled by him, her or it except upon and subject to the terms of this Agreement.

     Nothing contained herein shall preclude a pledge of the Restricted Stock so long as the pledgee shall hold such pledge subject to the restrictions of this Agreement and satisfies each of the terms and conditions set forth in this Agreement.

          2. Each Stockholder agrees that, except as otherwise provided in Paragraph 3 herein, he, she or it will not, directly or indirectly, sell, offer, contract to sell, grant any option to purchase or otherwise transfer or dispose of any Restricted Stock for a period of 180 days from the Distribution Date. Notwithstanding the foregoing, Restricted Stock which is transferred or distributed to a Permitted Transferee (as defined in Paragraph 3 herein) by reason of the death of a Stockholder (including Restricted Stock which is held by a revocable trust which has become irrevocable by reason of the death of a stockholder, provided that such trust is a Permitted Transferee) may thereafter be transferred free of the restrictions imposed by the immediately preceding sentence.

          3. Notwithstanding the restrictions contained in Paragraph 2 of this Agreement, the following transfers ("Permitted Transfers") may be consummated at any time, provided that (except in the case of transfers described in Subsections (i)(C), (vi) and (vii), below) the transferee in such Permitted Transfer (the "Permitted Transferee") shall execute such instruments as may be necessary or appropriate (a) to extend the terms, conditions and provisions of this Agreement to such Permitted Transferee while the owner of such Restricted Stock, (b) to agree to comply with and not to suffer any violation of this Agreement and (c) to agree that such Permitted Transferee shall not make or suffer to be made any Transfer of such Restricted Stock except upon compliance with the provisions of this
     Agreement:

               (i) In the case of a Stockholder who is a natural person,

                    (A) To the spouse of such Stockholder, any lineal descendant of a grandparent of such Stockholder, and any spouse of such lineal descendant (which lineal descendants, their spouses, the Stockholder, and his or her spouse are herein collectively referred to as the "Stockholder's Family Members");

                    (B) To the trustee of a trust (including a voting trust)
               principally for the benefit of such Stockholder and/or one or more of his or her Permitted Transferees described in each subclause of this clause (i) other than this subclause (B), provided that such trust may also grant a general or special power of appointment to one or more of such Stockholder's Family Members and may permit trust assets to be used to pay taxes, legacies and other obligations of the trust or of the estates of one or more of such Stockholder's Family Members payable by reason of the death of any such Family Members;

                    (C) To an organization a contribution to which is deductible for federal income, estate or gift tax purposes or any split-interest trust described in Section 4947 of the Internal Revenue Code, as it may from time to time be amended (such organization or trust hereinafter called a "Charitable Organization");

                    (D) To a corporation, a partnership or limited liability
               company if, in the case of a corporation, a majority of its outstanding capital stock entitled to vote for the election of directors is owned by, or in the case of a partnership, a majority of its partnership interests entitled to participate in the management of the partnership are held by, or in the case of a limited liability company, a majority of the membership interests in the limited liability company controlling management of the limited liability company are held by, the Stockholder or his or her Permitted Transferees determined under this clause
               (i); and

                    (E) To the estate of such Stockholder.

               (ii) In the case of a Stockholder holding the shares of Restricted Stock in question as trustee pursuant to a trust (other than a trust which is a Charitable Organization or a trust described in clause (iii) below), "Permitted Transferee" means (A) any person transferring Restricted Stock to such trust and (B) any Permitted Transferee of any such person determined pursuant to clause (i) above.

               (iii) In the case of a Stockholder holding the shares of Restricted Stock in question as trustee pursuant to a trust (other than a Charitable Organization) which is irrevocable on the date hereof, "Permitted Transferee" means (A) any person to whom or for whose benefit principal may be distributed either during or at the end of the term of such trust whether by power of appointment or otherwise and (B) any Permitted Transferee of any such person determined pursuant to clause (i) above.

               (iv) In the case of a Stockholder which is a corporation, partnership or limited liability company (other than a Charitable Organization), "Permitted Transferee" means (A) any person (a "Prior Transferor") who theretofore transferred such shares of Restricted Stock to such corporation, partnership or limited liability company,
          (B) any Permitted Transferee of the Prior Transferor and (C) the stockholders, partners or members, as the case may be, of the Stockholder in connection with a distribution by the Stockholder, so long as such stockholders, partners or members (x) are stockholders, partners or members of such corporation, partnership or limited liability company on the date hereof or (y) would be Permitted Transferees of such stockholders, partners or members on the date hereof pursuant to one of the other subsections of this Paragraph 3.

               (v) In the case of a Stockholder which is the estate of a deceased Stockholder, or which is the estate of a bankrupt or insolvent Stockholder, which holds record and beneficial ownership of the shares of Restricted Stock in question, "Permitted Transferee" means a Permitted Transferee of such deceased, bankrupt or insolvent Stockholder as determined pursuant to clause (i), (ii), (iii), (iv) or
          (v), above, as the case may be.

               (vi) Transfers of shares of Restricted Stock pursuant to a bona fide tender offer, exchange offer, merger, consolidation or similar transaction in which the opportunity to transfer shares is made available on the same basis to all holders of Class B Common Stock.

               (vii) Transfers of shares of Restricted Stock in connection with the redemption by the Company of all or any portion of the Company's Class B Common Stock, provided that if, at the time of such redemption, the Stockholder holds Class B Common Stock which is not Restricted Stock, the number of shares of Restricted Stock which may be transferred in connection with such redemption shall not exceed that number of shares determined by multiplying the total number of shares to be transferred by the Stockholder in connection with such redemption by a fraction, the numerator of which is the total number of shares of Restricted Stock owned by the Stockholder and the denominator of which is the total number of shares of Class B Common Stock owned by such Stockholder.

          All Permitted Transferees (other than Permitted Transferees who acquire Restricted Stock pursuant to Paragraph 3(i)(C), 3(vi) or 3(vii) herein) shall be deemed to be Stockholders for purposes of this Agreement.

          4. In the event that all Restricted Stock shall cease to be outstanding, this Agreement shall automatically terminate and be of no further force and effect. In any event, this Agreement shall terminate 181 days after the Distribution Date.

          5. Whenever by the terms of this Agreement notice or demand shall or may be given to the Company or to any Stockholder, the same shall be in writing and shall be sent, postage prepaid, Express Mail or registered or certified mail return receipt requested, or by reputable expedited commercial delivery service such as Federal Express, or by hand, addressed to the party for whom it is intended at the addresses set forth in the Schedule.

          Whenever by the terms hereof notice is, or is required to be, given to a party hereto, a copy shall also be sent, postage prepaid, Express Mail or registered or certified mail return receipt requested, or by expedited commercial delivery service to Goulston & Storrs, Attention: Mark D. Balk, Esquire, 400 Atlantic Avenue, Boston, Massachusetts 02110-3333.

          Any address for the giving of notice may be changed from time to time by written notice given to all parties to this Agreement.

          Whenever by the terms hereof, notice may, or is required to be, given on or before a specified date, notice shall be properly given only if deposited in the United States mail (or with such commercial delivery service) in conformity with the provisions of this Paragraph 5 on or before such date. All notices sent via Express Mail or expedited commercial delivery service shall be deemed to hove been received on the date on which delivery is guaranteed by such Express Mail or commercial delivery service. All notices sent by registered or certified mail shall be deemed to have been received three (3) days from the date on which such notices are mailed.

          6. All of the parties hereto acknowledge that the Stockholders' relationship to and with the Company is of a unique and special character, and that in the event of a breach or threatened breach of the covenants of this Agreement by any party hereto (other than the payments of monetary obligations), any remedy at law would be inadequate. It is, therefore, agreed that in the event of such a breach or threatened breach by any party, the party against whom such relief is sought shall not raise the defense that there exists an adequate remedy at law. Any party shall have said remedies in addition to any other rights or remedies which may exist at law or in equity or under the provisions of this Agreement.

          7. If any term or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law, but only to the extent the same continues to reflect fairly the intent and understanding of the parties expressed by this Agreement taken as a whole.

          8. Unless the context otherwise requires, the terms "Company", "Stockholder" and "Stockholders", as used herein, shall be construed to refer to such parties, their respective legal representatives, successors and assigns, and all of the terms, provisions and conditions hereunder shall be binding upon and inure to the benefit of each Stockholder, but the foregoing reference to the assigns of a Stockholder shall not be construed as permitting transfers by such Stockholder of such Restricted Stock, except for such transfers as may be permitted pursuant to this Agreement. Without limitations, references to the "Company" shall include any successor to the Company by merger, consolidation, acquisition of assets, recapitalization, reorganization, or otherwise.

          As used herein, any reference to Restricted Stock shall include the Restricted Stock described in the Schedule, all stock distributed or transferred by the Company with respect to the Restricted Stock, and all stock issued and from time to time outstanding by reason of transfers of the Restricted Stock described in the Schedule pursuant to Paragraphs 3(i) - (v). Without limiting the generality of the foregoing, references to Restricted Stock shall include all shares issued by reason of a stock split, stock dividend, so-called "reverse stock split," combination of shares, exchange offer or otherwise, as well as rights issuances, with respect to the Restricted Stock subject to this Agreement.

          9. If action is required to be taken by or through a legal representative of a Stockholder, and there is no such legal representative, the time within which any action is required hereunder shall ipso facto be deemed to be extended for such period as may be reasonably required to permit the designation and/or appointment of a legal representative, and the Company or any Stockholder shall have the right to apply to any court having jurisdiction for the appointment of such legal representative.

          10. The failure to insist upon strict compliance with any of the terms, covenants and conditions herein shall not be deemed a waiver of such terms, covenants and conditions, nor shall any waiver or relinquishment of any right at any one or more times be deemed a waiver or relinquishment of such right at any other time or times.

          11. Any reference in this instrument to the masculine gender shall be deemed also to include the feminine and the neuter, and references to the singular shall be deemed also to include the plural and vice-versa; unless the context otherwise requires.

          12. This Agreement may not be changed orally, but only by an agreement executed by all of the parties to this Agreement at the time of such amendment.

          IN WITNESS WHEREOF, the parties have hereto set their hands and seals as of the day and year first above written.

                                            /s/ Richard A. Smith
                                            ------------------------------------
                                            RICHARD A. SMITH


                                            /s/ Susan F. Smith
                                            ------------------------------------
                                            SUSAN F. SMITH


                                            /s/ Nancy L. Marks
                                            ------------------------------------
                                            NANCY L. MARKS


                                            TRUST U/W/O PHILIP SMITH F/B/O
                                            RICHARD A. SMITH

                                            By: /s/ Nancy L. Marks
                                                --------------------------------
                                                NANCY L. MARKS,
                                                as Trustee and not individually

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                RICHARD A. SMITH,
                                                as Trustee and not individually


                       (Signatures continued on next page)

                                            TRUST U/W/O PHILIP SMITH F/B/O
                                            NANCY L. MARKS

                                            By: /s/ Nancy L. Marks
                                                --------------------------------
                                                NANCY L. MARKS,
                                                as Trustee and not individually

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                RICHARD A. SMITH,
                                                as Trustee and not individually


                                            A-D-R TRUST F/B/O DEBRA SMITH
                                            KNEZ U/I/T dated 2/9/67

                                            By: /s/ Susan F. Smith
                                                --------------------------------
                                                SUSAN F. SMITH a/k/a SUSAN M.
                                                SMITH, as Trustee and not
                                                individually

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually


                                            C-J-P TRUST F/B/O CATHY LURIE U/I/T
                                            dated 12/10/73

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                RICHARD A. SMITH,
                                                as Trustee and not individually


                                            C-J-P TRUST F/B/O PETER LURIE U/I/T
                                            dated 12/10/73

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                RICHARD A. SMITH,
                                                as Trustee and not individually


                       (Signatures continued on next page)

                                            J-J-E 1988 TRUST F/B/O JAMES T.
                                            BERYLSON U/D/T dated 11/1/88

                                            By: /s/ John Berylson
                                                --------------------------------
                                                JOHN BERYLSON,
                                                as Trustee and not individually

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually


                                            J-J-E 1988 TRUST F/B/O JENNIFER L.
                                            BERYLSON U/D/T dated 11/1/88

                                            By: /s/ John Berylson
                                                --------------------------------
                                                JOHN BERYLSON,
                                                as Trustee and not individually

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually


                                            J-J-E 1988 TRUST F/B/O ELIZABETH S.
                                            BERYLSON U/D/T dated 11/1/88

                                            By: /s/ John Berylson
                                                --------------------------------
                                                JOHN BERYLSON,
                                                as Trustee and not individually

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually


                       (Signatures continued on next page)

                                            DEBRA AND BRIAN KNEZ 1988 CHILDREN'S
                                            TRUST F/B/O JESSICA M. KNEZ U/D/T
                                            dated 12/1/88

                                            By: /s/ Brian J. Knez
                                                --------------------------------
                                                BRIAN J. KNEZ,
                                                as Trustee and not individually

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually


                                            DEBRA AND BRIAN KNEZ 1988 CHILDREN'S
                                            TRUST F/B/O ANDREW P. KNEZ U/D/T
                                            dated 12/1/88

                                            By: /s/ Brian J. Knez
                                                --------------------------------
                                                BRIAN J. KNEZ,
                                                as Trustee and not individually

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually


                                            ROBERT SMITH AND DANA WEISS 1994
                                            CHILDREN'S TRUST F/B/O MADELEINE W.
                                            SMITH U/D/T dated 12/1/94

                                            By: /s/ Dana A. Weiss
                                                --------------------------------
                                                DANA A. WEISS,
                                                as Trustee and not individually

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually


                       (Signatures continued on next page)

                                            ROBERT SMITH AND DANA WEISS 1994
                                            CHILDREN'S TRUST F/B/O RYAN A. SMITH
                                            U/D/T dated 12/1/94

                                            By: /s/ Dana A. Weiss
                                                --------------------------------
                                                DANA A. WEISS,
                                                as Trustee and not individually

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually


                                            AMY SMITH BERYLSON 1978 INSURANCE
                                            TRUST U/D/T dated 9/5/78

                                            By: /s/ Amy Smith Berylson
                                                --------------------------------
                                                AMY SMITH BERYLSON,
                                                as Trustee and not individually

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually


                                            DEBRA SMITH KNEZ 1978 INSURANCE
                                            TRUST U/D/T dated 9/5/78

                                            By: /s/ Debra Smith Knez
                                                --------------------------------
                                                DEBRA SMITH KNEZ,
                                                as Trustee and not individually

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually


                       (Signatures continued on next page)

                                            ROBERT A. SMITH 1978 INSURANCE TRUST
                                            U/D/T dated 9/5/78

                                            By: /s/ Robert A. Smith
                                                --------------------------------
                                                ROBERT A. SMITH,
                                                as Trustee and not individually

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually


                                            RICHARD A. SMITH FAMILY TRUST U/W/O
                                            MARIAN J. SMITH F/B/O DEBRA SMITH
                                            KNEZ

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                RICHARD A. SMITH,
                                                as Trustee and not individually

                                            By: /s/ Nancy L. Marks
                                                --------------------------------
                                                NANCY L. MARKS,
                                                as Trustee and not individually


                                            RICHARD A. SMITH FAMILY TRUST U/W/O
                                            MARIAN J. SMITH F/B/O ROBERT A.
                                            SMITH

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                RICHARD A. SMITH,
                                                as Trustee and not individually

                                            By: /s/ Nancy L. Marks
                                                --------------------------------
                                                NANCY L. MARKS,
                                                as Trustee and not individually


                       (Signatures continued on next page)

                                            NANCY S. LURIE FAMILY TRUST U/W/O
                                            MARIAN J. SMITH F/B/O CATHY J. LURIE

                                            By: /s/ Nancy Lurie Marks
                                                --------------------------------
                                                NANCY LURIE MARKS,
                                                as Trustee and not individually

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                RICHARD A. SMITH,
                                                as Trustee and not individually


                                            PETER A. LURIE TRUST U/W/O MARIAN J.
                                            SMITH

                                            By: /s/ Nancy Lurie Marks
                                                --------------------------------
                                                NANCY LURIE MARKS,
                                                as Trustee and not individually

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                RICHARD A. SMITH,
                                                as Trustee and not individually


                                            MORRIS J. LURIE FAMILY TRUST U/I/T
                                            dated 4/15/58 F/B/O CATHY J. LURIE,
                                            ET AL

                                            By: /s/ Nancy L. Marks
                                                --------------------------------
                                                NANCY L. MARKS,
                                                as Trustee and not individually

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                RICHARD A. SMITH,
                                                as Trustee and not individually


                       (Signatures continued on next page)

                                            MORRIS J. LURIE FAMILY TRUST U/I/T
                                            dated 4/15/58 F/B/O PETER A. LURIE,
                                            ET AL

                                            By: /s/ Nancy L. Marks
                                                --------------------------------
                                                NANCY L. MARKS,
                                                as Trustee and not individually

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                RICHARD A. SMITH,
                                                as Trustee and not individually


                                            SUSAN F. SMITH GRANTOR RETAINED
                                            ANNUITY TRUST--15 YEARS U/D/T dated
                                            8/10/94

                                            By: /s/ Susan F. Smith
                                                --------------------------------
                                                SUSAN F. SMITH,
                                                as Trustee and not individually

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                RICHARD A. SMITH,
                                                as Trustee and not individually


                                            SUSAN F. SMITH GRANTOR RETAINED
                                            ANNUITY TRUST--7 YEARS U/D/T dated
                                            8/10/94

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                RICHARD A. SMITH,
                                                as Trustee and not individually


                                            SUSAN F. SMITH 1998 GRANTOR RETAINED
                                            ANNUITY TRUST--5 YEARS U/D/T dated
                                            9/1/98

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                RICHARD A. SMITH,
                                                as Trustee and not individually


                       (Signatures continued on next page)

                                            NANCY LURIE MARKS GRANTOR RETAINED
                                            ANNUITY TRUST U/D/T dated 1/15/97

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                RICHARD A. SMITH,
                                                as Trustee and not individually


                                            AMY SMITH BERYLSON GRANTOR RETAINED
                                            ANNUITY TRUST U/D/T dated 10/25/94

                                            By: /s/ Amy Smith Berylson
                                                --------------------------------
                                                AMY SMITH BERYLSON,
                                                as Trustee and not individually

                                            By: /s/ John G. Berylson
                                                --------------------------------
                                                JOHN G. BERYLSON,
                                                as Trustee and not individually


                                            AMY SMITH BERYLSON 1998 GRANTOR
                                            RETAINED ANNUITY TRUST U/D/T dated
                                            11/2/98

                                            By:  /s/ John G. Berylson
                                                --------------------------------
                                                JOHN G. BERYLSON,
                                                as Trustee and not individually

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually


                       (Signatures continued on next page)

                                            ROBERT A. SMITH GRANTOR RETAINED
                                            ANNUITY TRUST U/D/T dated 10/27/94

                                            By: /s/ Robert A. Smith
                                                --------------------------------
                                                ROBERT A. SMITH,
                                                as Trustee and not individually

                                            By: /s/ Dana A. Weiss
                                                --------------------------------
                                                DANA A. WEISS,
                                                as Trustee and not individually


                                            ROBERT A. SMITH 1998 GRANTOR
                                            RETAINED ANNUITY TRUST U/D/T dated
                                            11/2/98

                                            By: /s/ Dana A. Weiss
                                                --------------------------------
                                                DANA A. WEISS,
                                                as Trustee and not individually

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually


                                            DEBRA SMITH KNEZ GRANTOR RETAINED
                                            ANNUITY TRUST U/D/T dated 10/27/94

                                            By: /s/ Debra Smith Knez
                                                --------------------------------
                                                DEBRA SMITH KNEZ,
                                                as Trustee and not individually

                                            By: /s/ Brian J. Knez
                                                --------------------------------
                                                BRIAN J. KNEZ,
                                                as Trustee and not individually


                       (Signatures continued on next page)

                                            DEBRA SMITH KNEZ 1998 GRANTOR
                                            RETAINED ANNUITY TRUST U/D/T dated
                                            11/2/98

                                            By: /s/ Brian J. Knez
                                                --------------------------------
                                                BRIAN J. KNEZ,
                                                as Trustee and not individually

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually


                                            RICHARD A. SMITH 1976 TRUST F/B/O
                                            AMY SMITH BERYLSON U/D/T dated
                                            12/16/76

                                            By: /s/ Susan F. Smith
                                                --------------------------------
                                                SUSAN F. SMITH,
                                                as Trustee and not individually


                                            RICHARD A. SMITH 1976 TRUST F/B/O
                                            ROBERT A. SMITH U/D/T dated 12/16/76

                                            By: /s/ Susan F. Smith
                                                --------------------------------
                                                SUSAN F. SMITH,
                                                as Trustee and not individually


                                            RICHARD A. SMITH 1976 TRUST F/B/O
                                            DEBRA SMITH KNEZ U/D/T dated
                                            12/16/76

                                            By: /s/ Susan F. Smith
                                                --------------------------------
                                                SUSAN F. SMITH,
                                                as Trustee and not individually


                       (Signatures continued on next page)

                                            MARIAN SMITH D-R-A 1976 TRUST F/B/O
                                            AMY SMITH BERYLSON U/D/T dated
                                            12/16/76

                                            By: /s/ Susan F. Smith
                                                --------------------------------
                                                SUSAN F. SMITH,
                                                as Trustee and not individually


                                            MARIAN SMITH D-R-A 1976 TRUST F/B/O
                                            ROBERT A. SMITH U/D/T dated 12/16/76

                                            By: /s/ Susan F. Smith
                                                --------------------------------
                                                SUSAN F. SMITH,
                                                as Trustee and not individually


                                            MARIAN SMITH D-R-A 1976 TRUST F/B/O
                                            DEBRA SMITH KNEZ U/D/T dated
                                            12/16/76

                                            By: /s/ Susan F. Smith
                                                --------------------------------
                                                SUSAN F. SMITH,
                                                as Trustee and not individually


                                            NANCY LURIE MARKS 1976 TRUST F/B/O
                                            CATHY J. LURIE U/D/T dated 12/16/76


                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually


                                            By: /s/ Darline M. Lewis
                                                --------------------------------
                                                DARLINE M. LEWIS,
                                                as Trustee and not individually


                       (Signatures continued on next page)

                                            NANCY LURIE MARKS 1976 TRUST F/B/O
                                            CATHY J. LURIE U/D/T dated 12/16/76

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually

                                            By: /s/ Darline M. Lewis
                                                --------------------------------
                                                DARLINE M. LEWIS,
                                                as Trustee and not individually


                                            NANCY LURIE MARKS 1976 TRUST F/B/O
                                            PETER A. LURIE U/D/T dated 12/16/76

                                            By: /s/ Mark D. Balk
                                                --------------------------------
                                                MARK D. BALK,
                                                as Trustee and not individually

                                            By: /s/ Darline M. Lewis
                                                --------------------------------
                                                DARLINE M. LEWIS,
                                                as Trustee and not individually


                                            MARIAN SMITH J-C-P 1976 TRUST F/B/O
                                            JEFFREY R. LURIE U/D/T dated
                                            12/16/76

                                            By: /s/ Nancy Lurie Marks
                                                --------------------------------
                                                NANCY LURIE MARKS,
                                                as Trustee and not individually


                                            MARIAN SMITH J-C-P 1976 TRUST F/B/O
                                            CATHY J. LURIE U/D/T dated 12/16/76

                                            By: /s/ Nancy Lurie Marks
                                                --------------------------------
                                                NANCY LURIE MARKS,
                                                as Trustee and not individually


                       (Signatures continued on next page)

                                            MARIAN SMITH J-C-P 1976 TRUST F/B/O
                                            PETER A. LURIE U/D/T dated 12/16/76

                                            By: /s/ Nancy Lurie Marks
                                                --------------------------------
                                                NANCY LURIE MARKS,
                                                as Trustee and not individually


                                            SMITH MANAGEMENT COMPANY

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                Its
                                                Hereunto duly authorized


                                            MARIAN REALTY COMPANY

                                            By: /s/ Richard A. Smith
                                                --------------------------------
                                                Its
                                                Hereunto duly authorized


                                            /s/ Amy S. Berylson
                                            ------------------------------------
                                            AMY S. BERYLSON


                                            /s/ John G. Berylson
                                            ------------------------------------
                                            JOHN G. BERYLSON


                                            /s/ Jennifer L. Berylson
                                            ------------------------------------
                                            JENNIFER L. BERYLSON


                                            /s/ Robert A. Smith
                                            ------------------------------------
                                            ROBERT A. SMITH


                                            /s/ Debra S. Knez
                                            ------------------------------------
                                            DEBRA S. KNEZ


                       (Signatures continued on next page)

                                            /s/ Brian J. Knez
                                            ------------------------------------
                                            BRIAN J. KNEZ


                                            /s/ Jeffrey R. Lurie
                                            ------------------------------------
                                            JEFFREY R. LURIE


                                            /s/ Cathy J. Lurie
                                            ------------------------------------
                                            CATHY J. LURIE


                                            /s/ Jeffrey R. Lurie
                                            ------------------------------------
                                            JEFFREY R. LURIE, as Guardian of the
                                            Property of Milena C. Lurie


                                            /s/ Jeffrey R. Lurie
                                            ------------------------------------
                                            JEFFREY R. LURIE, as Guardian of the
                                            Property of Julian M.J. Lurie


                                            /s/ Amy Smith Berylson
                                            ------------------------------------
                                            AMY SMITH BERYLSON, as Guardian of
                                            the Property of James T. Berylson


                                            /s/ John G. Berylson
                                            ------------------------------------
                                            JOHN G. BERYLSON, as Guardian of the
                                            Property of James T. Berylson


                                            /s/ Amy Smith Berylson
                                            ------------------------------------
                                            AMY SMITH BERYLSON, as Guardian of
                                            the Property of Elizabeth S.
                                            Berylson


                                            /s/ John G. Berylson
                                            ------------------------------------
                                            JOHN G. BERYLSON, as Guardian of the
                                            Property of Elizabeth S. Berylson

     Receipt of a counterpart execution copy of this Smith-Lurie/Marks Family Stockholders' Agreement is acknowledged this _______ day of _____________________, 1999.


THE NEIMAN MARCUS GROUP, INC.


By:________________________________
   Its
   Hereunto duly authorized